AVAX ONE

Power-First Digital Infrastructure at the Intersection of AI and the Onchain Economy

Disclaimers

GENERAL

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of AVAX One Technology Ltd. ("AVAX One”), is prohibited. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This presentation includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or AVAX One’s future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “target,” “result,” “should,” “will,” and similar expressions which do not relate solely to historical matters.

AVAX One cautions investors that any forward-looking statements in this presentation are based on management’s beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond AVAX One’s control. Some of the risks and uncertainties that may cause AVAX One’s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in AVAX One’s filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in AVAX One’s periodic reports. Moreover, AVAX One operates in a rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can AVAX One assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. AVAX One cautions you that, while forward-looking statements reflect AVAX One’s good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after AVAX One make such statements. AVAX One cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as AVAX One’s current plans, estimates and beliefs.

AVAX One does not undertake and expressly disclaims any obligation to update or revise forward looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, AVAX One makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry Leading Executive Team



Jolie Kahn
CHIEF EXECUTIVE OFFICER

- Crypto-native executive and securities attorney with 20+ years navigating cryptocurrency, corporate finance, and U.S. securities regulation
- Extensive leadership in regulated digital assets, including serving as general counsel to one of the largest Bitcoin mining companies and advising multiple cryptocurrency-focused public companies
- Proven public-company and regulatory execution, with hands-on leadership across SEC reporting, audits, and the structuring of complex debt and equity financings, M&A, and reverse mergers



Chris Polimeni
CHIEF FINANCIAL OFFICER

- Veteran CFO with 35+ years of experience leading financial strategy and operations across public and private companies in publishing, distribution, waste management, and technology
- Deep expertise in M&A, capital raising, and SEC reporting, with a proven track record structuring complex debt and equity transactions and supporting strategic growth initiatives
- Operational finance leader with hands-on experience across FP&A, treasury, taxation, revenue recognition, auditing, and ERP implementation



Pete Wylie
CHIEF OPERATING OFFICER

- Seasoned entrepreneur and finance executive with multiple exits, including serving as CFO of Napster Holdings through its 2025 acquisition by Infinite Reality and CFO/COO of consumer lender CommonBond
- Founder and operator in consumer fintech, having co-founded Gradible and led its sale to CommonBond; experienced in scaling, capital strategy, and M&A execution
- Proven operator and strategic advisor to growth-stage companies, with deep experience driving operational discipline, financial strategy, and value creation from early-stage through successful exits

Why AVAX One

Exposure to a Category-Defining Blockchain

Avalanche is emerging as the preferred settlement layer for tokenized assets and institutional finance, supported by global asset managers, fintech platforms, and policymakers

Power-First AI/HPC Infrastructure Built for the Gaps Hyperscale Cannot Fill

Modular, behind-the-meter data centers deployable in months, targeting the 5–50 MW demand segment where latency, data sovereignty, and capital efficiency constraints make hyperscale unworkable

Purpose-Built for Institutional Onchain Finance

AVAX One is designed from inception to operate at the intersection of public markets, regulation, and blockchain infrastructure

Experienced Leadership Built for Complexity

Crypto-native management and Board with deep experience in regulation, capital markets, and operating at scale in complex, highly regulated environments

Power as a Moat in the AI Infrastructure Race

Access to cost-efficient, behind-the-meter power in energy-advantaged regions is the primary competitive advantage in AI infrastructure — and AVAX One owns it at the site level

Aligned with Secular Regulatory and Adoption Tailwinds

Positioned to benefit from accelerating U.S. regulatory clarity and institutional adoption of tokenization, stablecoins, and onchain financial infrastructure

Three Pillar Operating Model

INDEPENDENT PILLARS FUND THE BAILOUT — OPERATIONS OVER SPECULATION, INFRASTRUCTURE OVER PASSIVE TREASURY

PILLAR I · PRIMARY GROWTH ENGINE

AI / HPC Modular Data Centers

Power-first, behind-the-meter, Tier 3-ready.

10 MW
INITIAL ALBERTA FACILITY

Q1 2027
TARGET CLIENT DEPLOYMENT

~$0.04/kWh
BEHIND-THE-METER POWER COST

9–18mo.
TIME-TO REVENUE TARGET VS 36-60 MO.

Modular, behind-the-meter AI/HPC facilities in energy-advantaged regions. Brownfield natural gas sites. Replicable 5–50 MW blueprint across North America.

PILLAR II · OPERATING CASH FLOW

Bitcoin Mining

Profitable today. Funds the buildout.

~300PH/s
CURRENT HASHRATE

220units
S21 PRO ACQUIRED APR 2026

$4M+
ANNUALIZED MINING REVENUE RUN RATE

Cash-flowing mining in Alberta and Ohio. Mining revenue directly funds infrastructure expansion. Profitable at current BTC prices.

PILLAR III · STRATEGIC TREASURY

Avalanche Treasury

Yield and scarcity. Funds operations.

~14MAVAX
TREASURY HOLDINGS (MAY 2026)

>90%
ACTIVE STAKING RATIO

~6%
ANNUALIZED NET STAKING YIELD

Hard supply cap + transaction fee burn + staking yield. Three compounding mechanisms. Treasury appreciation is upside, not the thesis.

Each pillar generates diversified revenue. Mining and treasury operations fund AI/HPC buildout — operations over speculation, infrastructure over passive treasury.

The AI/HPC Infrastructure Opportunity

The AI/HPC Opportunity: The Missing Middle

DEMAND IS ACCELERATING WHILE THE HYPERSCALE MODEL STRUCTURALLY UNDERSERVES THE FASTEST-GROWING SEGMENT

Why The Hyperscale Model Falls Short

01 **Latency Constraints**

Surgical robotics, manufacturing automation, and real-time fraud detection require single-digit millisecond response. A round trip to a central Texas hyperscale facility adds 60–100ms before any compute happens.

02 **Data Sovereignty**

EU, Canada, Singapore, Australia, and growing U.S. states place healthcare, financial, and government workloads behind regulatory walls hyperscale geography cannot cross.

03 **Operational Resilience**

Standards now cap how much critical infrastructure can depend on a single provider or region — a structural limit hyperscale is not designed to solve.

04 **Capital Efficiency**

The 1–50 MW demand segment cannot justify hyperscale economics. Conventional colocation cannot deliver dedicated capacity at the right price or timeline.

MARKET IN NUMBERS

2,400+ GW

North American grid interconnect backlog awaiting utility-side capacity build



9-18MO.
24-60MO.
AVX modular, behind-the-meter time-to-revenue target — power-first origination
Typical utility-powered AI/HPC site delivery timeline — incompatible with deployment cycles

Power First Infrastructure Model

BEHIND-THE-METER NATURAL GAS GENERATION ELIMINATES THE PRIMARY BOTTLENECK FACING AI/HPC DATA CENTER DEPLOYMENT

Behind-the-Meter Power

Power is generated on-site using on-site natural gas rather than, drawing from the utility grid, enabling costs of ~$0.04/kWh compared with $86 to $195/kWh-month in secondary or constrained markets. Because the model is not subject to AESO interconnection queues that can take 24 to 60 months, clients can secure power and land without dependence on a third-party utility.

Modular and Scalable

Capacity can be expanded in 5 to 10 MW increments through prefabricated power and compute modules with standardized interconnects. The approach provides a replicable blueprint that can be deployed across North American sites while maintaining capital intensity well below the $8 to $20 billion per gigawatt cost associated with hyperscale construction.

Tier-3 Architecture

The design targets the Uptime Institute Tier 3 standard, providing 99% uptime through N+1 redundancy with concurrent maintainability. Reliability is supported by multi-source architecture, using natural gas as the primary power source, AESO grid as a secondary source, BESS ride-through capability, and diesel as a final backup. This project has the right reliability profile for inference workloads at a fraction of tier 4 cost.

Alberta Advantages

Alberta offers abundant low-cost natural gas and brownfield sites with in-place generation. Bill 8 (AB 2025) accelerates permitting for behind-the-meter self-generation projects, while the province's cooling conditions can reduce PUE vs warm weather markets. Sites located within 50 miles of Calgary, benefit from access to logistics infrastructure, talent, and a local client base.

Monetization Flexibility

Each MW of capacity can be dynamically allocated across AI/HPC workloads, Bitcoin mining, and Avalanche compute, allowing operators to direct power toward the highest-value application. This enables the platform to respond to changing market conditions, shifting compute resources as economics evolve to maximize revenue and return on invested power infrastructure.

WHY THIS COMBINATION WINS THE 1-50MW SEGMENT

POWER COST

~$0.04/kWh

Behind-the-meter natural gas, brownfield Alberta. Materially below $0.08–0.195/kWh AESO grid markets.

TIER RATING

Tier 3target

Uptime Institute Tier 3 standard, N+1 redundancy, concurrent maintainability.

MODULE SIZE

5–10MW

Standardized prefabricated increment — replicable across the missing-middle blueprint.

SPEED

9–18mo.

Origination to first power vs 36–60 mo. conventional colocation timeline.

Alberta 10 MW Flagship — Development Progress

ONE OF ALBERTA'S FIRST DEDICATED BEHIND-THE-METER AI/HPC MICRO-GRID DATA CENTERS, TARGETING Q1 2027 CLIENT DEPLOYMENT

PROJECT SPECIFICATIONS

Site Engineering & Power Profile

SITE CAPACITY	**10 MW** total; minimum **7 MW** mission-critical power
RELIABILITY STANDARD	Uptime Institute **Tier 3** target — 99% uptime, N+1 redundancy
PRIMARY POWER	Behind-the-meter natural gas generation (brownfield priority)
RESILIENCE STACK	BESS + diesel backup for Tier 3 requirements
LOCATION	Within 50 mi. of Calgary, Alberta
POWER COST	**~$0.04 / kWh** behind-the-meter
PROJECT COST	Approximately **$30–35M** (structured as milestone-tied payments)
REVENUE MODEL	Long-term infrastructure agreement with an Edge Compute client
TARGET DELIVERY	**Q1 2027** client deployment readiness

DEVELOPMENT MILESTONES

From FEED to Client Deployment

APR 7 · 2026
FEED Proposal Signed
BlueFlare engaged; FEED study launched for 10 MW micro-grid at 4–31 Battery Site, Alberta.

APR 20 · 2026
Letter of Intent Executed
Formal LOI with BlueFlare for 10 MW Tier 3-ready powered land; definitive agreement targeted within 30 days.

APR 30 · 2026
Infrastructure Model Confirmed
BTM natural gas model confirmed. BlueFlare engaged as infrastructure development partner; Owner's Engineer selection underway.

MAY 6 · 2026
Owner's Engineer Selected
ASCENT Consulting Ltd. retained for detailed engineering, AESO-ready deliverables and critical power facility design.

Q2-Q3 2026
Site Selection & Permitting
Final site within 50 mi. Calgary radius; AB Bill 8 BTM fast-track permitting pathway.

Q3-Q4 2026
Construction & Commissioning
Procurement, construction and commissioning of natural gas generation, BESS and compute-ready infrastructure.

Q1 2027
Client Deployment Readiness
Powered land ready for client Edge Compute deployment; long-term infrastructure agreement targeted.

Avalanche & the Onchain Economy

Avalanche-at-a-Glance

Institutional Adoption and RWA Leadership
Trusted by leading global financial institutions including Apollo, Citi, J.P. Morgan and KKR for tokenization and custom blockchain deployments

Robust Web3 Solutions
Empowers partners to build fully customizable, interoperable Web3 ecosystems with complete ownership of their blockchain infrastructure

Superior Versatility
Sub-second time-to-finality compared to Ethereum's 6 – 12 minutes and compatibility with Ethereum smart contracts and developer tools

Size and Scalability
Currently secured by 1,700 full validators. 800+ live decentralized applications (dApps) with many more in the pipeline

Clean and Sustainable
The blockchain uses just 8.2% of Ethereum's energy and 0.00034% of Bitcoin's, making it highly efficient and sustainable



Sources: (1) https://dappradar.com/rankings/protocol/avalanche/30; (2) https://build.avax.network/stats/overview

Avalanche Tokenization Industry Partners

ASSET LAYER					
FIAT (FX)	AGORA	CIRCLE	tether	Brale	NONCO
MMFS	BACKED	BlackRock	FRANKLIN TEMPLETON	OpenTrade	WELLINGTON MANAGEMENT
EQUITY & CREDIT	INVERSION	KKR	Laser Digital	notional	frictionless
REAL ESTATE & HOME EQUITY	balcony	Homium	Liquid Mortgage	MOGUL	Profitr
MBS	FIS	intain	MEDICI LAND GOVERNANCE		

INFRASTRUCTURE LAYER					
FIAT (FX)	DTCC	Fireblocks	SECURITIZE	tokeny	kaleido
DEFI APPS	Eugust	Elixir	Balancer	LFJ	Uniswap
CUSTODIANS & WALLETS	BitGo	coinbase	copper.co	Fireblocks	
COMPLIANCE	Chainalysis	nexera	TRM	parallel MARKETS	
ORACLES	PYTH	RedStone	Chainlink	JICI	

avalanche in the News

MAY 2025
CoinDesk
VanEck Joins Tokenization Race With U.S. Treasury Fund Token on Avalanche

MAY 2025
Toyota
Toyota Blockchain Lab, Accelerating Blockchain Technology Using Avalanche

JUL 2025
Avalanche
Uptop Expands NBA Loyalty Program to Detroit Pistons with Avalanche

AUG 2025
BitcoinEthereumNews
SkyBridge Capital to Tokenize $300M on Avalanche Blockchain

SEP 2025
AVAX One
AVAX One announces the first publicly traded Avalanche DAT

NOV 2025
Avalanche
FIS and Intain Choose Avalanche to Power the Digital Liquidity Gateway

DEC 2025
Bitwise
Avalanche is Now Part of the Bitwise 10 Crypto Index (NYSE: BITW)

Digital Asset Treasury Operating Playbook

Introducing AVAX One:

BUILDING THE ONCHAIN FINANCIAL ECONOMY POWERED BY THE AVALANCHE NETWORK

Platform Expansion

Reinvest to Build the Onchain Fintech Ecosystem

Capital Formation

Raise Capital to Acquire AVAX


100

Compounding & Cash Flow

Compound AVAX Holdings and Generate Free Cash Flow

Core Yield Engine

Stake AVAX to Generate Protocol-Native Yield

A self-reinforcing model designed to grow AVAX ownership, generate yield
and build institutional onchain financial infrastructure.

Multiple Levers to Generate Revenue and Sustainable OnChain Yield

AVAX ONE CAN GENERATE YIELD THROUGH MULTIPLE COMPLEMENTARY MECHANISMS, ENABLING DISCIPLINED OPTIMIZATION ACROSS MARKET CONDITIONS

Native AVAX Staking (Core Yield Engine)

- AVAX staking has historically generated higher native yields than comparable Layer 1 networks, including Ethereum and Solana
- Provides in-kind AVAX rewards, enabling long-term AVAX-per-share compounding
- Forms the foundation of a low-complexity, protocol-native yield strategy

MEV and Validator Optimization (Incremental Yield)

- Opportunity to capture MEV-related rewards and optimize validator economics as network activity grows
- Adds a non-dilutive, activity-linked yield layer tied to ecosystem usage and transaction volume
- Scales naturally with Avalanche adoption and institutional activity

Liquid Staking and Staking Derivatives (Capital Efficency)

- Potential to deploy AVAX into liquid staking solutions, preserving staking yield while maintaining balance sheet flexibility
- Enables participation in additional onchain strategies without sacrificing core staking returns
- Enhances liquidity management and capital efficiency over time

Liquidity Provisioning and Ecosystem Participation (Selective Yield Enhancement)

- Ability to provide liquidity to select Avalanche-native protocols to earn fees and incentives
- Focused on high-quality, risk-adjusted opportunities aligned with ecosystem growth
- Opportunistic and adjustable based on market conditions and risk tolerance

Staking Rate Comparison

AVAX PROVIDES COMPETITIVE STAKING YIELD THAT EXCEEDS THE REWARD RATES OF MANY OTHER LEADING NETWORK TOKENS

7.26%	AVAX	2.93%	ETH	0%	BTC
2.28%	BNB	4.45%	TON	2.26%	HYPE
2.52%	ADA	8.08%	SOL	2.34%	SUI

Note: PRR data based on Blockdaemon, Staking rewards and Avalanche as of December 15, 2025

Institutional-Grade DeFi Opportunities

Lending and Borrowing

Capital-efficient yield through established, audited protocols

DEXs and Liquidity Infrastructure

Fee generation via selective liquidity provisioning on Avalanche-native venues

Liquid Staking and Yield Products

Enhanced flexibility while maintaining exposure to core staking rewards

Real-World Assets and Tokenized Finance

Onchain settlement and programmability for tokenized funds and credit

Avalanche offers a mature, institutional-ready DeFi ecosystem that enables selective, risk-adjusted participation across multiple financial primitives

Investment Highlights

First Public-Market Gateway to Avalanche	The first Nasdaq-listed, institutional-grade vehicle offering regulated, pure-play exposure to the Avalanche ecosystem and the growth of onchain finance.
Modular AI/HPC Infrastructure in High-Demand, Supply-Constrained Markets	Power-first data centers in energy-advantaged regions serve the fast-growing inference and enterprise compute segment — deployable in months, contracted at a spread above firm power input cost.
Strong Regulatory and Industry Tailwinds	Accelerating institutional adoption driven by U.S. regulatory momentum (GENIUS Act, CLARITY Act, Project Crypto) and growing demand for compliant tokenization platforms.
Crypto-Native, Institutionally Experienced Leadership	Executive team and Board combine deep digital-asset experience with proven public-company and capital-markets execution capabilities.
Attractive Yield and Compounding Opportunities	AVAX staking has historically delivered higher native yields than Ethereum and Solana, with in-kind rewards that enable long-term AVAX-per-share compounding.
Behind-the-Meter Power Ownership as Competitive Moat	AVAX One owns the power purchase agreement and on-site generation at each facility — a scarce, hard-to-replicate asset in a market where power access is the primary constraint on AI infrastructure growth.

AVAX ONE

CONTACT US

INVESTOR RELATIONS:

Sean Mansouri, CFA or Aaron D'Souza
ELEVATE IR

720.330.2829
AVX@ELEVATE-IR.COM

Appendix

Institutional-Grade DeFI

Strategic Advisors



Anthony Scaramucci

ADVISOR

- Founder and Managing Partner, SkyBridge Capital
- Founder and Chairman of SALT
- Ex-White House Communications Director



Brett Tejpaul

ADVISOR

- Head of Coinbase Institutional
- Ex-Head of Digital, Barclays
- Ex-Head of Structured Finance, J.P. Morgan

Board of Directors



Matt Zhang

CHAIRMAN OF THE BOARD

- Founder and Managing Partner, Hivemind
- Ex-Global Head of Structured Trading at Citi
- 18+ years of operating experience globally



Xiao-Xiao Zhu

DIRECTOR

- Digital Operating Partner, KKR
- Ex-General Manager of BCG Digital Ventures
- Founder and CEO of Heycar



Young Cho

DIRECTOR

- CEO, TLGY Acquisition Corp
- CEO, StableCoinX
- Ex-CFO, Hedera Hashgraph



Dan Mendes

DIRECTOR

- Founder and Managing Partner, BlockCore Partners
- Ex-VP of Finance, Algorand
- Ex-Senior Manager, Deloitte



Amy Griffith

DIRECTOR

- Former Executive at Wells Fargo and The Coca-Cola Company
- 20+ years in financial services, technology and regulated industries

Hivemind Premier Digital Asset Leaders

Leveraging 85+ years of combined experience from top crypto and financial institutions to drive innovation, operational excellence, and market agility



Matt Zhang

FOUNDER, MANAGING PARTNER

- Ex-Global Head of Structured Products Trading at Citi and Founding Partner of Citi Impact Fund
- 18+ years of operating experience globally

citi | LSE | UNIVERSITY OF CAMBRIDGE

20+ TEAM MEMBERS



Richard Skeet

PARTNER, HEAD OF RESEARCH

- Ex-Senior PM at Global Structured Credit HF
- Previously Sell-Side, proprietary risk-taking and application development experience at Citi

citi | EAST LODGE CAPITAL | UNIVERSITY OF WARWICK

4 GLOBAL HUBS



Jake Greenstein

PARTNER, HEAD OF INFRASTRUCTURE

- Ex-Engagement Manager and Sr. Software Engineer at Mastercard
- Previously Sr. Director of Strategy at Algorand

mastercard | Algorand | STANFORD BUSINESS

6 INVESTMENT STRATEGIES



Emmanuel Vallod

PARTNER, HEAD OF VENTURES

- Ex-CIO at Stake Capital
- Previously Partner at GSR Ventures and co-led the systematic securitized team at Blackrock

STAKE CAPITAL | GSR Ventures | BlackRock

100+ EVALUATED PUBLIC MARKET DEALS



Stanley Huo

PARTNER, HEAD OF ASIA

- Ex-Managing Director at China Renaissance
- Previously investment banking at UBS, Citi and BAML, as well as crypto advisory at Kenetic

citi | UBS | China Renaissance 华兴资本

10+ EXECUTED PUBLIC MARKET DEALS

Disclaimer

INDUSTRY / MARKET DATA

In this presentation, AVAX One relies on and refers to certain information and statistics regarding the markets and industries in which AVAX One competes. Such information and statistics are based on AVAX One's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While AVAX One believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

TRADEMARKS

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and AVAX One's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but AVAX One will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.